Fees Summary	Jun. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,475,090,916.00
Previously Paid Amount	0.00
Total Fee Amount	225,836.42
Total Offset Amount	0.00
Net Fee	$ 225,836.42
Final Prospectus	false